Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated January 11, 2017

to

Prospectus dated April 29, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 29, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 37 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Institutional Offering Price

On January 10, 2017, we increased our institutional offering price from $8.55 per share to $8.60 per share. The increase in the institutional offering price was effective as of our January 11, 2017 weekly closing and first applied to subscriptions received from January 4, 2017 through January 10, 2017. In accordance with our share pricing policy, the new institutional offering price per share is not more than 2.5% greater than our net asset value per share as of January 10, 2017.